UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-49798 (Commission file number)	94-2340464 (I.R.S. Employer Identification Number)

6035 Stoneridge Drive Pleasanton, California (Address of principal executive offices)	94588 (Zip Code)
Registrant’s telephone number, including area code: (925) 847-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     On March 30, 2007, Thoratec Corporation (the “Company”) filed its Annual Report on Form 10-K for the year ended December 30, 2006 (“2006 10-K”) after completing a detailed review of its equity-based compensation practices, including a review of the underlying documentation and procedures, and related accounting, for such practices. On April 2, 2007, the Company issued a press release, which is filed herewith as Exhibit 99.1, concerning the filing of the 2006 10-K and related matters.
Item 9.01.   Financial Statements and Exhibits.
          (c) Exhibits

Exhibit	Description

99.1	Press Release of Thoratec Corporation, dated April 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 2, 2007

THORATEC CORPORATION
By:	/s/ David V. Smith
David V. Smith
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Thoratec Corporation, dated April 2, 2007.